Exhibit 10.17.2

                                 FIRST AMENDMENT
                                       TO
                   SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made and entered into as of the 3rd day of May, 2004, by and among CBL & ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership (hereinafter referred to as "Borrower"), CBL & ASSOCIATES PROPERTIES, INC., a Delaware corporation (hereinafter referred to as the "Parent"), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, U.S. BANK NATIONAL ASSOCIATION, a national banking association, COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, a German banking corporation, PNC BANK, NATIONAL ASSOCIATION, a national banking association, SUNTRUST BANK, a Georgia banking corporation, and KEYBANK NATIONAL ASSOCIATION, a national banking association, (hereinafter referred to individually as a "Lender" and collectively as the "Lenders") and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as contractual representative of the Lenders (in such capacity, the "Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, Borrower, Parent, Lenders and Agent entered into that certain Sixth Amended and Restated Credit Agreement dated as of February 28, 2003 (the "Credit Agreement"), pursuant to which the Lenders agreed to extend to Borrower a credit facility (the "Credit Facility") in the aggregate principal amount of up to Two Hundred Fifty-Five Million and No/100 Dollars ($255,000,000.00) at any one time outstanding; and

         WHEREAS, Borrower, Parent, Lenders and Agent desire to modify and amend the Credit Agreement to, among other matters, increase the aggregate principal amount of the Credit Facility to up to Three Hundred Seventy-Three Million Dollars ($373,000,000.00) at any one time outstanding.

         NOW THEREFORE, for and in consideration of the premises, for Ten and No/100 Dollars ($10.00) in hand paid by the parties to each other, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Borrower, Parent, Lenders, and Agent, Borrower, Parent, Lenders, and Agent do hereby covenant and agree as follows:

         1. Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

         2. Commitment. (a) From and after the effective date hereof, the Commitment of each Lender is hereby increased to the amounts set forth beside each Lender's name:

                                                                Commitment
Lender                                                             Mall
-------------------------------------------------             --------------
Wells Fargo Bank, National Association                        $85,000,000.00

Wachovia Bank, National Association                           $47,000,000.00

U.S. Bank National Association $71,000,000.00

Commerzbank AG, New York and Grand Cayman                     $47,000,000.00
Branches

PNC Bank, National Association                                $47,000,000.00

SunTrust Bank                                                 $29,000,000.00

KeyBank National Association                                  $47,000,000.00


                  (b) The within increase in the Commitments is made in lieu of the increase permitted pursuant to Section 2.11 of the Credit Agreement.

                  (c) Section 2.11 of the Credit Agreement is hereby amended by deleting the figure "$350,000,000" therefrom, and by inserting the figure "$500,000,000" in lieu thereof.

         3. Additional Collateral Properties; Additional Loan Parties. From and after the effective date hereof, the Collateral Properties shall include, in addition to the Collateral Properties identified on Schedule 4.1 to the Credit Agreement, the Collateral Properties identified on Schedule 1 attached hereto and by this reference made a part hereof (the "Additional Collateral Properties"), which are owned by the parties identified in said Schedule 1 (the "Additional Loan Parties"). Schedule 7.1(b) of the Credit Agreement is hereby amended by adding thereto the information concerning the Additional Loan Parties set forth on Schedule 2 attached hereto and by this reference made a part hereof.

         4. Adjusted Asset Value. The definition of Adjusted Asset Value contained in the Credit Agreement is hereby amended:

                  (a) by deleting the figure "8.5%" from the second line thereof, and by inserting the figure "8.25%" in lieu thereof; and

                  (b) by deleting therefrom the final sentence thereof, which did read:

                           "In addition, in the case of any operating Property
                  acquired in the immediately preceding period of twelve consecutive months for a purchase price indicative of a capitalization rate of less than 8.5%, EBITDA attributable to such Property shall be excluded from the determination of Adjusted Asset Value."

                  and inserting the following in lieu thereof

                           "In addition, in the case of any operating Property
                  acquired in the immediately preceding period of eighteen (18) consecutive months for a purchase price indicative of a capitalization rate of less than 8.25%, EBITDA attributable to such Property shall be excluded from the determination of Adjusted Asset Value."

         5. Gross Asset Value. The definition of Gross Asset Value contained in the Credit Agreement is hereby amended by deleting therefrom paragraph (e)(ii) thereof, which did read:

                           "(ii) any operating Property acquired in the
                  immediately preceding period of twelve consecutive months for a purchase price indicative of a capitalization rate of less than 8.5%; provided, that if the Parent or a Subsidiary acquired such Property together with other Properties or other assets and paid an aggregate purchase price for such Properties and other assets, then the Parent shall allocate the portion of the aggregate purchase price attributable to such Property in a manner consistent with reasonable accounting practices;"

                  and inserting the following in lieu thereof:

                           "(ii) any operating Property acquired in the
                  immediately preceding period of eighteen consecutive months for a purchase price indicative of a capitalization rate of less than 8.25%; provided, that if the Parent or a Subsidiary acquired such Property together with other Properties or other assets and paid an aggregate purchase price for such Properties and other assets, then the Parent shall allocate the portion of the aggregate purchase price attributable to such Property in a manner consistent with reasonable accounting practices; provided further, in no event shall the aggregate value of such operating Property included in Gross Asset Value pursuant to this clause (e)(ii) exceed $1,000,000,000.00;"


         6. Total Liabilities. The definition of Total Liabilities contained in the Credit Agreement is hereby amended by inserting the following immediately after numbered subclause (2) thereof:

                  "(3) All items included in the line item "Accounts Payable and Accrued Liabilities" under the category of "Liabilities and Shareholder's Equity" in the Consolidated Balance Sheets included in Parent's Form 10-Q or Form 10-K (or their equivalent) filed with the Securities and Exchange Commission (or any Governmental Authority substituted therefor) shall not be included as Total Liabilities."

         7. Litigation. Borrower warrants and represents that Schedule 7.1(f) attached to the Credit Agreement is true, accurate and complete as of the date hereof.

         8. Form Collateral Documents. The Credit Agreement is hereby amended by replacing Exhibits C, D, J and M thereto with Exhibits A, B, C and D attached hereto and by this reference made a part hereof, respectively.

         9. Conditions Precedent. Subject to the other terms and conditions hereof, this Amendment shall not become effective until the Agent shall have received each of the following instruments, documents or agreements, each in form and substance satisfactory to the Agent:

         (a) counterparts of this Amendment duly executed and delivered by Borrower, Parent, Agent and each of the Lenders;

         (b) Amended and Restated Promissory Notes executed by the Borrower, payable to each Lender, in the face amount of each Lender's Commitment, as increased pursuant to this Amendment (the "Amended Notes");

         (c) Acknowledgements and Consents executed by the Parent and each Guarantor (collectively, the "Guarantor Consents"), consenting to this Amendment and the transactions contemplated hereby;

         (d) an amendment to each Mortgage (collectively, the "Mortgage Amendments") encumbering a Collateral Property, amending each such Mortgage to reflect this Amendment and the transaction contemplated hereby;

         (e) Security Deeds and Guarantys (collectively, the "Additional Collateral Documents") executed by each of the Additional Loan Parties;

         (f) the documents required pursuant to Section 6.3 of the Credit Agreement, with respect to each of the Additional Collateral Properties;

         (g) endorsements to each of the title insurance policies insuring the validity and priority of the Mortgages (as amended by the Mortgage Amendments) covered thereby as a first priority Lien upon the Property described therein, subject to Permitted Liens;

         (h) a certificate of the Secretary of CBL Holdings I, Inc. dated as of the date hereof certifying (i) that the Certificate of Incorporation and By-laws of CBL Holdings I, Inc. have not been modified since February 28, 2003; (ii) that the Partnership Agreement and Certificate of Limited Partnership of Borrower have not been modified since February 28, 2003; (iii) that attached thereto is a true and complete copy of Resolutions adopted by the Board of Directors of CBL Holdings I, Inc., authorizing the execution and delivery on behalf of Borrower of this Amendment and the other instruments, documents or agreements executed and delivered by or on behalf of Borrower in connection herewith (all such instruments, documents or agreements executed and delivered in connection herewith by or on behalf of CBL Holdings I, Inc. or Borrower are hereinafter collectively referred to as the "Borrower Amendment Documents"); and
(iv) as to the incumbency and genuineness of the signatures of the officers of CBL Holdings I, Inc. executing the Borrower Amendment Documents to which CBL Holdings I, Inc. or Borrower is a party;

         (i) a certificate of the Secretary of CBL Holdings I, Inc. dated as of the date hereof certifying (i) that the Partnership Agreements, Certificates of Limited Partnership, Articles of Incorporation, Articles of Organization, Bylaws and other organizational documents of each Loan Party owning a Collateral Property have not been modified since February 28, 2003; (ii) that attached thereto is a true and complete copy of Resolutions adopted by the Board of Directors of CBL Holdings I, Inc., authorizing the execution and delivery on behalf of each Loan Party owning a Collateral Property of the Mortgage Amendments, the Guarantor Consents and the other instruments, documents or agreements executed and delivered by or on behalf of such Loan Parties in connection herewith (all such instruments, documents or agreements executed and delivered in connection herewith by or on behalf of CBL Holdings I, Inc. or any Loan Party are hereinafter collectively referred to as the "Loan Party Amendment Documents"); and (iii) as to the incumbency and genuineness of the signatures of the officers of CBL Holdings I, Inc. executing the Loan Party Amendment Documents to which any Loan Party is a party;

         (j) a certificate of the Secretary of CBL & Associates Properties, Inc. dated as of the date hereof certifying (i) that the Certificate of Incorporation and By-laws of CBL & Associates Properties, Inc. have not been modified since February 28, 2003; (ii) that attached thereto is a true and complete copy of Resolutions adopted by the Board of Directors of CBL & Associates Properties, Inc., authorizing the execution and delivery on behalf of CBL & Associates Properties, Inc. of this Amendment and the other instruments, documents or agreements executed and delivered by CBL & Associates Properties, Inc. in connection herewith (all such instruments, documents or agreements executed and delivered in connection herewith by or on behalf of CBL Holdings I, Inc., Borrower or any Subpartnership are hereinafter collectively referred to as the "Properties Amendment Documents"); and (iii) as to the incumbency and genuineness of the signatures of the officers of CBL & Associates Properties, Inc. executing the Properties Amendment Documents to which CBL & Associates Properties, Inc. is a party;

         (k) a certificate of the Secretary of CBL Holdings I, Inc. dated as of the date hereof certifying (i) that attached thereto are true, correct and complete copies of the organizational documents of each of the Additional Loan Parties; (ii) that attached thereto is a true and complete copy of Resolutions adopted by the Board of Directors of CBL Holdings I, Inc., authorizing the execution and delivery on behalf of the Additional Loan Parties of the Additional Collateral Documents and the other instruments, documents or agreements executed and delivered by the Additional Loan Parties in connection herewith (all such instruments, documents or agreements executed and delivered in connection herewith by or on behalf of CBL Holdings I, Inc. or the Additional Loan Parties are hereinafter collectively referred to as the "Additional Loan Party Documents"); and (iii) as to the incumbency and genuineness of the signatures of the officers of CBL Holdings I, Inc. executing the Additional Loan Party Documents to which any of the Additional Loan Parties is a party;

         (l) the opinions of Borrower's in-house counsel and such other counsel located in the jurisdictions where the Additional Collateral Properties are located, addressed to Agent and each Lender and satisfactory in form and substance to Agent, covering such matters relating to the transaction contemplated by this Amendment as Agent may reasonably request; and

         (m) payment to Agent, for the benefit of Lenders, of all loan fees due in connection with the increase in the amount of the Commitments.

         Upon fulfillment of the foregoing conditions precedent, this Amendment shall become effective as of the date hereof.

         10. Representations and Warranties; No Default. Borrower hereby represents and warrants to the Agent and the Lenders that:

                  (a) all of Borrower's representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date of Borrower's execution of this Amendment;

                  (b) no Default or Event of Default has occurred and is continuing as of such date under any Loan Document;

                  (c) Borrower and Parent have the power and authority to enter into this Amendment and to perform all of its obligations hereunder;

                  (d) the execution, delivery and performance of this Amendment by Borrower and Parent have been duly authorized by all necessary corporate, partnership or other action;

                  (e) the execution and delivery of this Amendment and performance thereof by Borrower and Parent does not and will not violate the Partnership Agreements or other organizational documents of Borrower or Parent or the Certificate of Incorporation, By-laws or other organizational documents of CBL Holdings I, Inc. and does not and will not violate or conflict with any law, order, writ, injunction, or decree of any court, administrative agency or other governmental authority applicable to Borrower, Parent, CBL Holdings I, Inc., or their respective properties; and

                  (f) this Amendment, the Amended Notes, the Guarantor Consents, the Additional Collateral Documents, and all other documents executed in connection herewith, constitute legal, valid and binding obligations of the parties thereto, in accordance with the respective terms thereof, subject to bankruptcy, insolvency and similar laws of general application affecting the rights and remedies of creditors and, with respect to the availability of the remedies of specific enforcement, subject to the discretion of the court before which any proceeding therefor may be brought.

         11. Expenses. Borrower agrees to pay, immediately upon demand by the Agent, all reasonable costs, expenses, fees and other charges and expenses actually incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, the Borrower Amendment Documents, the Loan Party Amendment Documents, the Properties Amendment Documents and the Additional Loan Party Documents.

         12. Defaults Hereunder. The breach of any representation, warranty or covenant contained herein or in any document executed in connection herewith, or the failure to observe or comply with any term or agreement contained herein shall constitute a Default or Event of Default under the Credit Agreement (subject to any applicable cure period set forth in the Credit Agreement) and the Agent and the Lenders shall be entitled to exercise all rights and remedies they may have under the Credit Agreement, any other documents executed in connection therewith and applicable law.

         13. References. All references in the Credit Agreement and the Loan Documents to the Credit Agreement shall hereafter be deemed to be references to the Credit Agreement as amended hereby and as the same may hereafter be amended from time to time.

         14. Limitation of Agreement. Except as especially set forth herein, this Amendment shall not be deemed to waive, amend or modify any term or condition of the Credit Agreement, each of which is hereby ratified and reaffirmed and which shall remain in full force and effect, nor to serve as a consent to any matter prohibited by the terms and conditions thereof.

         15. Counterparts. To facilitate execution, this Amendment may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signature thereon and thereafter attached to another counterpart identical thereto having attached to it additional signature pages.

         16. Further Assurances. Borrower agrees to take such further action as the Agent or the Lenders shall reasonably request in connection herewith to evidence the amendments herein contained to the Credit Agreement.

         17. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

         18. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia, without regard to principles of conflicts of law.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Sixth Amended and Restated Credit Agreement to be executed by their authorized officers all as of the day and year first above written.

                            Borrower:

                            CBL & Associates Limited Partnership

                            By: CBL Holdings I, Inc., its sole general partner


                                 By: /s/ John N. Foy
                                    -----------------------------------------
                                      Name:  John N. Foy
                                           ----------------------------------
                                      Title: Vice Chairman and Chief
                                             Financial Officer
                                           ----------------------------------



                            PARENT:

                            CBL & Associates Properties, Inc., solely for the limited purposes set forth in
                            Section 13.20 of the Credit Agreement.


                                 By: /s/ John N. Foy
                                    -----------------------------------------
                                      Name:  John N. Foy
                                           ----------------------------------
                                      Title: Vice Chairman and Chief
                                             Financial Officer
                                           ----------------------------------







                       [Signatures Continued on Next Page]

                  [Signature Page to First Amendment to Sixth
                     Amended and Restated Credit Agreement]


                             Wells Fargo Bank, National Association,
                              as Agent and as a Lender

                                By: /s/ James A. Phelps
                                    ------------------------------------
                                   Name: James A. Phelps
                                         -------------------------------
                                   Title:  Vice President
                                         -------------------------------




                       [Signatures Continued on Next Page]

                   [Signature Page to First Amendment to Sixth
                     Amended and Restated Credit Agreement]



                          U.S. BANK NATIONAL ASSOCIATION

                                By: /s/ Michael A. Raarup
                                    ------------------------------------
                                   Name: Michael A. Raarup
                                         -------------------------------
                                   Title:  Vice President
                                         -------------------------------










                       [Signatures Continued on Next Page]

                   [Signature Page to First Amendment to Sixth
                     Amended and Restated Credit Agreement]



               COMMERZBANK AG, New York and Grand Cayman Branches


                                By: /s/ Ralph C. Marra, Jr.
                                    ------------------------------------
                                   Name: Ralph C. Marra, Jr.
                                         -------------------------------
                                   Title:  Vice President
                                         -------------------------------


                                By: /s/ James Brett
                                    ------------------------------------
                                   Name: James Brett
                                         -------------------------------
                                   Title:  Assistant Treasurer
                                         -------------------------------



                       [Signatures Continued on Next Page]

                   [Signature Page to First Amendment to Sixth
                     Amended and Restated Credit Agreement]



                          WACHOVIA BANK, NATIONAL ASSOCIATION

                                By: /s/ Cynthia A. Bean
                                    ------------------------------------
                                   Name: Cynthia A. Bean
                                         -------------------------------
                                   Title:  Vice President
                                         -------------------------------





                       [Signatures Continued on Next Page]

                   [Signature Page to First Amendment to Sixth
                     Amended and Restated Credit Agreement]



                                 KEYBANK NATIONAL ASSOCIATION


                                By: /s/ Dan R. Heberle
                                    ------------------------------------
                                   Name: Dan R. Heberle
                                         -------------------------------
                                   Title:  Senior Vice President
                                         -------------------------------



                       [Signatures Continued on Next Page]

                   [Signature Page to First Amendment to Sixth
                     Amended and Restated Credit Agreement]



                                 PNC BANK, NATIONAL ASSOCIATION


                                By: /s/ James A. Colella
                                    ------------------------------------
                                   Name: James A. Colella
                                         -------------------------------
                                   Title:  Senior Vice President
                                         -------------------------------




                       [Signatures Continued on Next Page]

                   [Signature Page to First Amendment to Sixth
                     Amended and Restated Credit Agreement]



                  SUNTRUST BANK, a Georgia Banking Corporation

                                By: /s/ W. John Wendler
                                    ------------------------------------
                                   Name: W. John Wendler
                                         -------------------------------
                                   Title:  Director
                                         -------------------------------

                                   SCHEDULE 1

                        Additional Collateral Properties


         Project:                                             Owner:
         -------                                              ------


1.       Sunrise Mall                            CBL/Sunrise Mall, L.P., a
         Brownsville, Texas                      Texas limited partnership

2.       Harford Mall                            Harford Mall Business Trust,
         Bel Air, Maryland                       a Maryland Bel Air, Maryland
                                                 business trust

                                   SCHEDULE 2

                      Ownership of Additional Loan Parties

                                   SCHEDULE 3

                                   Litigation

                                    EXHIBIT A

                    Form of Environmental Indemnity Agreement

                                    EXHIBIT B

                                Form of Guaranty

                                    EXHIBIT C

                              Form of Security Deed

                                    EXHIBIT D

                    Form of Closing Certificate and Affidavit



                                       22